Exhibit 99.1

Insurance Auto Auctions Announces Improved Fourth Quarter and Full-Year Results


     WESTCHESTER, Ill.--(BUSINESS WIRE)--March 27, 2006--Insurance Auto Auctions, Inc., a leading provider of automotive salvage and claims processing services in the United States, today announced improved financial results and record vehicle returns during both the fourth quarter and full-year 2005. These results were driven by increased buying activity as a result of IAA's live auctions combined with Internet bidding capability.
     The Company recorded revenues for the quarter of $69.9 million compared to $62.2 million in the fourth quarter of 2004. Fee income in the fourth quarter increased to $59.6 million versus $53.7 million in the fourth quarter of last year. IAA reported Consolidated EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) consistent with the definition in our senior credit agreement of $10.1 million during the quarter. A table reconciling this measure to the appropriate GAAP measurement is included in the Form 8-K that the Company filed today. Consolidated EBITDA is a non-GAAP measure that the Company uses as a primary measurement of its financial results because it is indicative of the relative strength of the Company's operating performance.
     "In the fourth quarter, we were once again able to significantly grow sales and earnings over the prior year as our enhanced service offering continued to deliver our suppliers with industry-leading returns," said Tom O'Brien, CEO. "Our dual bidding strategy of supplementing live physical auctions with a real-time Internet bidding capability through our I-bid LIVE product, which now includes additional state-of-the-art technology enhancements such as a multi-screen bidding option, has allowed us to generate a significantly higher average selling price than the prior year."

     Full-Year 2005 Results

     The Company recorded full-year 2005 revenues of $280.9 million compared to $240.2 million in 2004. Fee income for the year increased to $240.1 million versus $208.7 million during the prior full year. IAA reported Consolidated EBITDA of $52.6 million for the full year.
     "We had an outstanding year in 2005, both financially as well as through our ability to further strengthen our customer relationships," said O'Brien. "We generated an impressive year-over-year improvement in revenues and Consolidated EBITDA. We have clearly developed a product offering that is resonating more than ever with our customers and is allowing us to attract many new buyers to our platform, generating significantly higher selling prices at auction."
     O'Brien concluded, "In the coming year we will not only stay true to our dual bidding strategy of providing live auctions that are supplemented by our Internet bidding technology, but we will seek new ways to further enhance our service offering in an effort to improve our customers' returns and our buyers' experience with IAA. Also, we will continue to identify ways to grow strategically through the addition of new locations that fit our acquisition and greenfield investment criteria. We are very excited about the coming year and believe we have the ability to continue growing the company in 2006 by expanding upon our competitive position and enhancing our platform even further."

     About Insurance Auto Auctions, Inc.

     Insurance Auto Auctions, Inc., founded in 1982, a leader in automotive total loss and specialty salvage services in the United States, provides insurance companies with cost-effective, turnkey solutions to process and sell total-loss and recovered-theft vehicles. The Company currently has 81 sites across the United States.

     Forward-Looking Statements

     The statements in this release should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 25, 2005 The statements contained in this release that are not historical facts are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially form those projected, expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "should," "anticipates," "predict," "projects," "targeting," "potential," "or "contingent," the negative of these terms, or other similar expressions. Our actual results could differ materially from those discussed in or implied by forward-looking statements for various reasons, including those discussed in "Factors that May Affect Future Results" in our Management's Discussion and Analysis of Financial Condition and Results of Operations in our Form 10-K for the year ended December 25, 2005. You should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publish, update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

     Additional information about Insurance Auto Auctions, Inc. is available on the World Wide Web at www.iaai.com

     Financial Tables Follow...


                          INSURANCE AUTO AUCTIONS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                 (dollars in thousands except per share amounts)


                                             SUCCESSOR    PREDECESSOR
                                           ------------- -------------
                                            December 25,  December 26,
                                                2005          2004
                                           ------------- -------------

ASSETS
Current assets:
   Cash and cash equivalents                    $25,882       $13,325
   Accounts receivable, net                      46,920        50,443
   Inventories                                   19,611        14,498
   Income taxes receivable                        2,732             -
   Deferred income taxes                          8,511         4,693
   Other current assets                           5,323         1,613
                                           ------------- -------------
       Total current assets                     108,979        84,572
                                           ------------- -------------
Property and equipment, net                      77,231        74,684
Intangible assets, net                          126,378         1,747
Goodwill                                        191,266       137,494
Other assets                                     11,006           482
                                           ------------- -------------
                                               $514,860      $298,979
                                           ============= =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                             $38,022       $38,505
   Accrued liabilities                           17,445        13,513
   Obligations under capital leases                 367         1,094
   Income taxes payable                               -         1,067
   Obligations under line of credit                   -         6,000
   Current installments of long-term debt         1,143         7,512
                                           ------------- -------------
       Total current liabilities                 56,977        67,691
                                           ------------- -------------

Deferred income taxes                            37,582        14,248
Other liabilities                                12,765         4,353
Obligations under capital leases                    329           661
Senior notes                                    150,000             -
Long-term debt, excluding current
 installments                                   113,183         9,375
                                           ------------- -------------
       Total liabilities                        370,836        96,328
                                           ------------- -------------

Shareholders' equity:
   Preferred stock, par value of $.001 per
    share (predecessor)
       Authorized 5,000,000 shares; none
        issued                                        -             -
   Common stock, par value of $.001 per
    share (predecessor)
       Authorized 20,000,000 shares;
        12,709,758 shares issued and
        11,569,156 outstanding as of
        December 26, 2004                             -            12
       Common stock, par value of $.01 per
        share (successor)
       100 shares authorized, issued and
        outstanding                                   -             -
   Additional paid-in capital                   149,458       151,793
   Treasury stock, 906,480 shares at
    December 26, 2004 (predecessor)                   -        (9,637)
   Deferred compensation related to
    restricted stock                                  -        (4,343)
   Accumulated other comprehensive loss               -          (186)
   Retained earnings (loss)                      (5,434)       65,012
                                           ------------- -------------
       Total shareholders' equity               144,024       202,651
                                           ------------- -------------
                                               $514,860      $298,979
                                           ============= =============



                          INSURANCE AUTO AUCTIONS, INC.
                                AND SUBSIDIARIES

                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                             (dollars in thousands)

                                                  THREE MONTHS
                                           ---------------------------
                                             SUCCESSOR    PREDECESSOR
                                           ------------- -------------
                                           September 26, September 27,
                                               2005 -        2004 -
                                            December 25,  December 26,
                                                2005         2004
                                           ------------- -------------
Revenues:
  Fee income                                    $59,597       $53,652
  Vehicle sales                                  10,309         8,582
                                           ------------- -------------
                                                 69,906        62,234
Cost of Sales
  Branch cost                                    45,738        39,148
  Vehicle cost                                    8,683         7,294
                                           ------------- -------------
                                                 54,421        46,442

    Gross profit                                 15,485        15,792

Operating expense:
  Selling, general and administrative            11,048         8,901
  Loss (gain) on sale of property and
   equipment                                       (171)          927
  Merger costs                                        -             -
                                           ------------- -------------
                                                 10,877         9,828

    Earnings (loss) from operations               4,608         5,964

Other (income) expense
  Interest expense                                6,029           323
  Other income                                     (165)          (27)
                                           ------------- -------------

   Earnings (loss) before income taxes           (1,256)        5,668

Income taxes                                        185         1,713
                                           ------------- -------------

   Net earnings (loss)                          $(1,441)       $3,955
                                           ============= =============


                                           TWELVE MONTHS
                             -----------------------------------------
                               SUCCESSOR           PREDECESSOR
                             ------------- ---------------------------
                                May 25,     December 27,  December 29,
                                 2005 -        2004 -        2003 -
                              December 25,    May 24,     December 26,
                                 2005          2005          2004
                             ------------- ------------- -------------
Revenues:
  Fee income                     $136,926      $103,203      $208,743
  Vehicle sales                    23,484        17,242        31,436
                             ------------- ------------- -------------
                                  160,410       120,445       240,179
Cost of Sales
  Branch cost                     102,675        72,554       157,297
  Vehicle cost                     19,978        14,640        26,694
                             ------------- ------------- -------------
                                  122,653        87,194       183,991

    Gross profit                   37,757        33,251        56,188

Operating expense:
  Selling, general and
   administrative                  24,630        15,822        34,978
  Loss (gain) on sale of
   property and equipment             197          (896)          301
  Merger costs                      5,021        15,741             -
                             ------------- ------------- -------------
                                   29,848        30,667        35,279

    Earnings (loss) from
     operations                     7,909         2,584        20,909

Other (income) expense
  Interest expense                 15,021           567         1,572
  Other income                       (346)       (2,442)          (67)
                             ------------- ------------- -------------

   Earnings (loss) before
    income taxes                   (6,766)        4,459        19,404

Income taxes                       (1,332)        4,899         7,139
                             -----------------------------------------

   Net earnings (loss)            $(5,434)        $(440)      $12,265
                             ============= ============= =============



                          INSURANCE AUTO AUCTIONS, INC.
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (dollars in thousands)

                               SUCCESSOR           PREDECESSOR
                             ------------- ---------------------------
                               May 25,     December 27,  Twelve Months
                                2005 -        2004 -         ended
                             December 25,    May 24,      December 26,
                                2005          2005            2004
                             ------------- ------------- -------------
Cash flows from operating
 activities:
  Net earnings (loss)             $(5,434)        $(440)      $12,265
  Adjustments to reconcile
   net earnings (loss) to net
   cash provided by operating
   activities:
       Depreciation and
        amortization               11,855         5,464        12,985
       (Gain) loss on
        disposal of fixed
        assets                        197          (896)          301
       Deferred compensation
        related to restricted
        stock                           -         4,343           585
       Deferred income taxes       (1,874)       (1,448)        1,595
       Tax benefit related to
        employee stock
        compensation                    -         8,394           275
       Changes in assets and
        liabilities
        (excluding effects of
         acquired companies):
        (Increase) decrease
         in:
          Accounts
           receivable, net          9,270        (5,312)       (1,536)
          Income tax
           receivable                (113)       (2,618)            -
          Inventories              (4,641)         (472)         (896)
          Other current
           assets                  (3,190)         (520)        1,486
          Other assets                228          (827)       (1,438)
       Increase (decrease)
        in:
          Accounts payable         (7,202)        6,719         1,612
          Accrued liabilities      (8,732)       12,279         3,151
          Income taxes                  -        (1,067)        1,067
                             ------------- ------------- -------------
       Net cash provided
        (used) by operating
        activities                 (9,636)       23,599        31,452

Cash flows from investing
 activities:
   Purchase of IAAI, Inc.       $(356,753)           $-            $-
   Capital expenditures            (9,943)       (8,221)      (28,717)
   Payments made in
    connection with
    acquisitions,
    net of cash acquired             (271)         (600)       (1,912)
   Proceeds from disposal of
    property and equipment          1,488         1,391         1,520
                             ------------- ------------- -------------
       Net cash used in
        investing activities     (365,479)       (7,430)      (29,109)

Cash flows from financing
 activities:
   Proceeds from issuance of
    common stock                        -           905         1,626
   Contributed capital            143,805             -             -
   Proceeds from short-term
    borrowings                          -         3,000         6,000
   Payment of financing and
    other fees                    (13,586)            -             -
   Principal payments of
    long-term debt                (22,799)       (3,762)       (7,547)
   Purchase of treasury stock           -            (1)       (1,625)
   Principal payments on
    capital leases                   (445)         (614)       (2,958)
   Issuance of senior notes       150,000             -             -
   Issuance of term loan          115,000             -             -
                             ------------- ------------- -------------
       Net cash provided by
        (used in) financing
        activities                371,975          (472)       (4,504)

Net increase (decrease) in
 cash and cash equivalents         (3,140)       15,697        (2,161)
Cash and cash equivalents at
 beginning of period               29,022        13,325        15,486
                             ------------- ------------- -------------
Cash and cash equivalents at
 end of period                    $25,882       $29,022       $13,325
Supplemental disclosures of
 cash flow information:
   Cash paid during the
    period for:
       Interest                   $12,220          $689        $1,723
                             ============= ============= =============
       Income taxes paid             $147        $1,654        $5,404
                             ============= ============= =============
       Income taxes refunded       $5,111           $26        $1,011
                             ============= ============= =============

   Non-cash transactions:
       Options exchanged in
        merger transaction         $5,653            $-            $-



     CONTACT: Insurance Auto Auctions, Inc.
              Scott Pettit, 708-492-7040
              www.iaai.com
              or
              Ashton Partners
              Mike Banas (Media Inquiries), 312-553-6704 mbanas@ashtonpartners.com